EXHIBIT 99.1
FOR IMMEDIATE RELEASE

FROM: MSA Safety Incorporated
Ticker: MSA (NYSE)
Media Relations Contact: Mark Deasy (412) 559-8154
Investor Relations Contact: Larry De Maria (917) 449-2237

MSA Safety Announces Third Quarter 2024 Results
Strong execution drives resilient margins and EPS growth; Expecting mid-single-digit fourth quarter sales growth, resulting in low-single-digit full-year growth.

PITTSBURGH, October 23, 2024 - Global safety equipment and solutions provider MSA Safety Incorporated (NYSE: MSA) today reported financial results for the third quarter of 2024.

Quarterly Highlights
•Achieved quarterly net sales of $433 million, a 3% year-over-year decrease on a reported and organic constant currency basis.

•Generated GAAP operating income of $91 million, or 21.1% of sales, and adjusted operating income of $98 million, or 22.6% of sales.

•Recorded GAAP net income of $67 million, or $1.69 per diluted share, and adjusted earnings of $72 million, or $1.83 per diluted share.

•Repaid $38 million of debt, returned $20 million to shareholders through dividends, invested $14 million for capital expenditures, and repurchased $10 million of common stock.

"Our team continued to execute well in the third quarter, delivering earnings growth despite a modest sales contraction," said Steve Blanco, MSA Safety President and Chief Executive Officer. “Revenue was impacted by the timing of self-contained breathing apparatus (SCBA) shipments as well as specific customer order delays. That said, we still grew orders by high-single digits in the quarter, and our backlog increased sequentially. We continued to see excellent performance in our detection business, including double-digit sales growth in portables. We remain confident that the overall resilience of our business, the strength of our long-term fundamentals, and our team’s embrace of the MSA Business System will enable us to continue advancing our mission and creating value for our shareholders.”
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Financial Highlights

Financial Highlights	Three Months Ended September 30,
($ millions, except percentages and per share amounts)	2024	2023	% Change(a)
Net Sales	$433	$447	(3)%
Operating Income	91	94	(3)%
Adjusted Operating Income	98	101	(3)%
Net Income	67	65	2%
Diluted EPS	1.69	1.65	2%
Adjusted Earnings	72	70	3%
Adjusted Diluted EPS	1.83	1.78	3%
(a) Percentage change may not calculate exactly due to rounding.

Lee McChesney, MSA Safety Senior Vice President and Chief Financial Officer, commented, “We delivered resilient margin performance and strong cash conversion in the quarter. Our balance sheet remains healthy, with net leverage of 0.9 times. We returned cash to shareholders as part of our disciplined and balanced capital allocation strategy, and we remain well-positioned to invest organically in the business and evaluate M&A opportunities. As we look ahead to the balance of the year, we expect to finish 2024 strong with mid-single-digit sales growth in the fourth quarter, resulting in low-single-digit top-line growth for the full year.”
Conference Call
MSA Safety will host a conference call on Thursday, October 24, 2024, at 10:00 a.m. Eastern time to discuss its third quarter 2024 results and outlook. The call and an accompanying slide presentation will be webcast at http://investors.msasafety.com/ under the “News and Events” tab, subheading “Events & Presentations.” Investors and interested parties can also dial into the call at 1-844-854-4415 (toll-free) or 1-412-902-6599 (international). When prompted, please instruct the operator to be joined into the MSA Safety Incorporated conference call. A replay of the conference call will be available at http://investors.msasafety.com/ shortly after the conclusion of the presentation and will be available for the next 90 days.

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MSA Safety Incorporated
Condensed Consolidated Statements of Operations (Unaudited)
(In thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023

Net sales	$432,679	$446,728	$1,308,443	$1,292,290
Cost of products sold	225,223	227,967	682,427	678,335
Gross profit	207,456	218,761	626,016	613,955

Selling, general and administrative	95,103	102,175	294,329	289,602
Research and development	16,707	17,682	49,695	48,906
Restructuring charges	1,184	3,285	5,744	8,382
Currency exchange losses, net	2,985	1,496	4,715	8,781
Loss on divestiture of MSA LLC	—	—	—	129,211
Product liability expense	—	—	—	3
Operating income	91,477	94,123	271,533	129,070

Interest expense	9,153	12,498	29,556	37,149
Other income, net	(5,833)	(6,037)	(16,215)	(15,487)
Total other expense, net	3,320	6,461	13,341	21,662

Income before income taxes	88,157	87,662	258,192	107,408
Provision for income taxes	21,509	22,406	61,171	125,235
Net income (loss)	$66,648	$65,256	$197,021	$(17,827)

Earnings (loss) per share attributable to common shareholders:
Basic	$1.69	$1.66	$5.00	$(0.46)
Diluted	$1.69	$1.65	$4.98	$(0.46)

Basic shares outstanding	39,362	39,303	39,370	39,267
Diluted shares outstanding	39,495	39,450	39,530	39,267

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MSA Safety Incorporated
Condensed Consolidated Balance Sheets (Unaudited)
(In thousands)

	September 30, 2024	December 31, 2023

Assets
Cash and cash equivalents	$154,371	$146,442
Trade receivables, net	277,346	294,678
Inventories	351,805	292,604
Other current assets	59,147	52,546
Total current assets	842,669	786,270

Property, plant and equipment, net	216,646	211,877
Prepaid pension cost	183,915	172,161
Goodwill	632,837	627,534
Intangible assets, net	254,364	266,134
Other noncurrent assets	111,496	106,174
Total assets	$2,241,927	$2,170,150

Liabilities and shareholders' equity
Notes payable and current portion of long-term debt, net	$26,915	$26,522
Accounts payable	128,031	111,872
Other current liabilities	159,532	194,424
Total current liabilities	314,478	332,818

Long-term debt, net	527,807	575,170
Pensions and other employee benefits	144,105	143,967
Deferred tax liabilities	103,175	102,419
Other noncurrent liabilities	57,017	48,974
Total shareholders' equity	1,095,345	966,802
Total liabilities and shareholders' equity	$2,241,927	$2,170,150

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MSA Safety Incorporated
Condensed Consolidated Statements of Cash Flows (Unaudited)
(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023

Net income (loss)	$66,648	$65,256	$197,021	$(17,827)
Depreciation and amortization	15,959	15,504	47,563	44,965
Tax-effected loss on divestiture of MSA LLC	—	—	—	199,578
Contribution on divestiture of MSA LLC	—	—	—	(341,186)
Change in working capital and other operating	1,725	44,024	(56,064)	48,413
Cash flow from (used in) operating activities	84,332	124,784	188,520	(66,057)

Capital expenditures	(14,254)	(12,657)	(39,814)	(30,979)
Property disposals and other investing	16	16	90	2,690
Cash flow used in investing activities	(14,238)	(12,641)	(39,724)	(28,289)

Change in debt	(37,743)	(68,250)	(51,003)	168,648
Cash dividends paid	(20,081)	(18,485)	(58,670)	(54,999)
Company stock purchases under repurchase program	(10,027)	—	(20,027)	—
Other financing	(603)	653	(6,472)	(3,142)
Cash flow (used in) from financing activities	(68,454)	(86,082)	(136,172)	110,507

Effect of exchange rate changes on cash, cash equivalents and restricted cash	4,495	(8,501)	(6,062)	(14,152)

Increase in cash, cash equivalents and restricted cash	$6,135	$17,560	$6,562	$2,009

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MSA Safety Incorporated
Segment Information (Unaudited)
(In thousands, except percentages)

	Americas	International	Corporate	Consolidated
Three Months Ended September 30, 2024
Net sales to external customers	$299,497	$133,182	$—	$432,679
Operating income				91,477
Operating margin %				21.1%
Restructuring charges				1,184
Currency exchange losses, net				2,985
Amortization of acquisition-related intangible assets				2,269
Adjusted operating income (loss)	91,822	18,174	(12,081)	97,915
Adjusted operating margin %	30.7%	13.6%		22.6%
Depreciation and amortization				13,690
Adjusted EBITDA	101,339	22,119	(11,853)	111,605
Adjusted EBITDA margin %	33.8%	16.6%		25.8%

Three Months Ended September 30, 2023
Net sales to external customers	$314,273	$132,455	$—	$446,728
Operating income				94,123
Operating margin %				21.1%
Restructuring charges				3,285
Currency exchange losses, net				1,496
Amortization of acquisition-related intangible assets				2,315
Transaction costs (a)				78
Adjusted operating income (loss)	93,918	22,577	(15,198)	101,297
Adjusted operating margin %	29.9%	17.0%		22.7%
Depreciation and amortization				13,189
Adjusted EBITDA	103,157	26,289	(14,960)	114,486
Adjusted EBITDA margin %	32.8%	19.8%		25.6%

(a) Transaction costs include advisory, legal, accounting, valuation, and other professional or consulting fees incurred during acquisitions and divestitures. These costs are included in Selling, general and administrative expense in the unaudited Condensed Consolidated Statements of Operations.

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MSA Safety Incorporated
Segment Information (Unaudited)
(In thousands, except percentages)

	Americas	International	Corporate	Consolidated
Nine Months Ended September 30, 2024
Net sales to external customers	$909,745	$398,698	$—	$1,308,443
Operating income				271,533
Operating margin %				20.8%
Restructuring charges				5,744
Currency exchange losses, net				4,715
Net cost for product related legal matter				5,000
Amortization of acquisition-related intangible assets				6,888
Transaction costs (a)				234
Adjusted operating income (loss)	276,523	55,944	(38,353)	294,114
Adjusted operating margin %	30.4%	14.0%		22.5%
Depreciation and amortization				40,675
Adjusted EBITDA	305,275	67,216	(37,702)	334,789
Adjusted EBITDA margin %	33.6%	16.9%		25.6%

Nine Months Ended September 30, 2023
Net sales to external customers	$902,918	$389,372	$—	$1,292,290
Operating income				129,070
Operating margin %				10.0%
Restructuring charges				8,382
Currency exchange losses, net				8,781
Loss on divestiture of MSA LLC				129,211
Product liability expense				3
Amortization of acquisition-related intangible assets				6,936
Transaction costs (a)				78
Adjusted operating income (loss)	260,428	60,099	(38,066)	282,461
Adjusted operating margin %	28.8%	15.4%		21.9%
Depreciation and amortization				38,029
Adjusted EBITDA	287,628	70,296	(37,434)	320,490
Adjusted EBITDA margin %	31.9%	18.1%		24.8%

(a) Transaction costs include advisory, legal, accounting, valuation, and other professional or consulting fees incurred during acquisitions and divestitures. These costs are included in Selling, general and administrative expense in the unaudited Condensed Consolidated Statements of Operations.

The Americas segment is comprised of our operations in Northern North American and Latin American geographies. The International segment is comprised of our operations in all geographies outside of the Americas. Certain global expenses are allocated to each segment in a manner consistent with where the benefits from the expenses are derived.

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Adjusted operating income (loss), adjusted operating margin, adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) and adjusted EBITDA margin are the measures used by the chief operating decision maker to evaluate segment performance and allocate resources. As such, management believes that adjusted operating income (loss), adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin are useful metrics for investors. Adjusted operating income (loss) is defined as operating income excluding restructuring charges, currency exchange (gains) losses, loss on divestiture of MSA LLC, product liability expense, amortization of acquisition-related intangible assets, net cost for product related legal matter and transaction costs. Adjusted operating margin is defined as adjusted operating income (loss) divided by segment net sales to external customers. Adjusted EBITDA is defined as adjusted operating income (loss) plus depreciation and amortization, and adjusted EBITDA margin is defined as adjusted EBITDA divided by segment net sales to external customers. Adjusted operating income (loss), adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin are not recognized terms under GAAP, and therefore do not purport to be alternatives to operating income or operating margin as a measure of operating performance. The company's definition of adjusted operating income (loss), adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin may not be comparable to similarly titled measures of other companies. As such, management believes that it is appropriate to consider operating income determined on a GAAP basis in addition to these non-GAAP measures.

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MSA Safety Incorporated
Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures
Organic constant currency sales change (Unaudited)

Consolidated

	Three Months Ended September 30, 2024
	Fire Service(a)	Detection(b)	Industrial PPE and Other(c)	Net Sales
GAAP reported sales change	(9)%	5%	(5)%	(3)%
Plus: Currency translation effects	—%	—%	1%	—%
Organic constant currency sales change	(9)%	5%	(4)%	(3)%

	Nine Months Ended September 30, 2024
	Fire Service(a)	Detection(b)	Industrial PPE and Other(c)	Net Sales
GAAP reported sales change	3%	3%	(3)%	1%
Plus: Currency translation effects	—%	—%	—%	—%
Organic constant currency sales change	3%	3%	(3)%	1%

(a) Fire Service includes Breathing Apparatus and Firefighter Helmets and Protective Apparel.
(b) Detection includes Fixed Gas and Flame Detection and Portable Gas Detection.
(c) Industrial PPE and Other includes Industrial Head Protection, Fall Protection and Non-Core.
Management believes that organic constant currency sales change is a useful metric for investors, as foreign currency translation can have a material impact on revenue growth trends. Organic constant currency sales change highlights ongoing business performance excluding the impact of fluctuating foreign currencies, which is outside of management's control. There can be no assurances that MSA's definition of organic constant currency sales change is consistent with that of other companies. As such, management believes that it is appropriate to consider revenue growth determined on a GAAP basis in addition to this non-GAAP financial measure.

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MSA Safety Incorporated
Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures
Organic constant currency sales change (Unaudited)

Americas Segment

	Three Months Ended September 30, 2024
	Fire Service(a)	Detection(b)	Industrial PPE and Other(c)	Net Sales
GAAP reported sales change	(15)%	5%	(1)%	(5)%
Plus: Currency translation effects	—%	1%	4%	2%
Organic constant currency sales change	(15)%	6%	3%	(3)%

	Nine Months Ended September 30, 2024
	Fire Service(a)	Detection(b)	Industrial PPE and Other(c)	Net Sales
GAAP reported sales change	(1)%	3%	—%	1%
Plus: Currency translation effects	—%	—%	1%	—%
Organic constant currency sales change	(1)%	3%	1%	1%

International Segment

	Three Months Ended September 30, 2024
	Fire Service(a)	Detection(b)	Industrial PPE and Other(c)	Net Sales
GAAP reported sales change	10%	4%	(15)%	1%
Plus: Currency translation effects	(2)%	(1)%	(1)%	(2)%
Organic constant currency sales change	8%	3%	(16)%	(1)%

	Nine Months Ended September 30, 2024
	Fire Service(a)	Detection(b)	Industrial PPE and Other(c)	Net Sales
GAAP reported sales change	13%	2%	(10)%	2%
Plus: Currency translation effects	—%	—%	—%	—%
Organic constant currency sales change	13%	2%	(10)%	2%

(a) Fire Service includes Breathing Apparatus and Firefighter Helmets and Protective Apparel.
(b) Detection includes Fixed Gas and Flame Detection and Portable Gas Detection.
(c) Industrial PPE and Other includes Industrial Head Protection, Fall Protection and Non-Core.
Management believes that organic constant currency sales growth is a useful metric for investors, as foreign currency translation can have a material impact on revenue growth trends. Organic constant currency sales growth highlights ongoing business performance excluding the impact of fluctuating foreign currencies, which is outside of management's control. There can be no assurances that MSA's definition of organic constant currency sales growth is consistent with that of other companies. As such, management believes that it is appropriate to consider revenue growth determined on a GAAP basis in addition to this non-GAAP financial measure.

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MSA Safety Incorporated
Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures
Adjusted earnings (Unaudited)
Adjusted diluted earnings per share (Unaudited)
(In thousands, except per share amounts and percentages)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2024	2023	% Change	2024	2023	% Change

Net income (loss)	$66,648	$65,256	2%	$197,021	$(17,827)	n/m*

Currency exchange losses, net	2,985	1,496		4,715	8,781
Amortization of acquisition-related intangible assets	2,269	2,315		6,888	6,936
Restructuring charges	1,184	3,285		5,744	8,382
Asset related losses (gains)	207	42		959	(671)
Net cost for product related legal matter	—	—		5,000	—
Pension settlement	—	—		1,308	—
Transaction costs (a)	—	78		234	78
Loss on divestiture of MSA LLC	—	—		—	129,211
Deferred tax asset write-off related to divestiture of MSA LLC	—	—		—	70,366
Product liability expense	—	—		—	3
Income tax expense on adjustments	(995)	(2,327)		(6,412)	(9,248)
Adjusted earnings	$72,298	$70,145	3%	$215,457	$196,011	10%

Adjusted diluted earnings per share	$1.83	$1.78	3%	$5.45	$4.97	10%

(a)Transaction costs include advisory, legal, accounting, valuation, and other professional or consulting fees incurred during acquisitions and divestitures. These costs are included in Selling, general and administrative expense in the unaudited Condensed Consolidated Statements of Operations.

* Not meaningful

Management believes that adjusted earnings and adjusted diluted earnings per share are useful measures for investors, as management uses these measures to internally assess the company’s performance and ongoing operating trends. There can be no assurances that additional special items will not occur in future periods, nor that MSA's definition of adjusted earnings is consistent with that of other companies. As such, management believes that it is appropriate to consider both net income (loss) determined on a GAAP basis as well as adjusted earnings.

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MSA Safety Incorporated
Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures
Debt to adjusted EBITDA / Net debt to adjusted EBITDA (Unaudited)
(In thousands)

Twelve Months Ended September 30, 2024
Operating income	$373,783
Depreciation and amortization	54,173
Currency exchange losses, net	13,013
Amortization of acquisition-related intangible assets	9,198
Restructuring charges	7,254
Net cost for product related legal matter	5,000
Transaction costs (a)	1,121
Adjusted EBITDA	$463,542

Total end-of-period debt	554,722

Debt to adjusted EBITDA	1.2

Total end-of-period debt	$554,722
Total end-of-period cash and cash equivalents	154,371
Net debt	$400,351

Net debt to adjusted EBITDA	0.9
(a) Transaction costs include advisory, legal, accounting, valuation, and other professional or consulting fees incurred during acquisitions and divestitures. These costs are included in Selling, general and administrative expense in the unaudited Condensed Consolidated Statements of Operations.

Management believes that Debt to adjusted EBITDA and Net debt to adjusted EBITDA are useful measures for investors, as management uses these measures to internally assess the company’s liquidity and balance sheet strength. There can be no assurances that that MSA's definition of Debt to adjusted EBITDA and Net debt to adjusted EBITDA is consistent with that of other companies.

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About MSA Safety:
MSA Safety Incorporated (NYSE: MSA) is the global leader in advanced safety products, technologies and solutions. Driven by its singular mission of safety, the Company has been at the forefront of safety innovation since 1914, protecting workers and facility infrastructure around the world across a broad range of diverse end markets while creating sustainable value for shareholders. With 2023 revenues of $1.8 billion, MSA Safety is headquartered in Cranberry Township, Pennsylvania and employs a team of over 5,000 associates across its more than 40 international locations. For more information, please visit www.MSASafety.com.
Cautionary Statement Regarding Forward-Looking Statements:
Except for historical information, certain matters discussed in this press release may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance and involve various assumptions, known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by words such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or other comparable words. Actual results, performance or outcomes may differ materially from those expressed or implied by these forward-looking statements and may not align with historical performance and events due to a number of factors, including those discussed in the sections of our annual report on Form 10-K entitled “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors,” and those discussed in our Form 10-Q quarterly reports filed after such annual report. MSA’s SEC filings are readily obtainable at no charge at www.sec.gov, as well as on its own investor relations website at http://investors.MSAsafety.com. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements, and caution should be exercised against placing undue reliance upon such statements, which are based only on information currently available to us and speak only as of the date hereof. We are under no duty to update publicly any of the forward-looking statements after the date of this earnings press release, whether as a result of new information, future events or otherwise, except as required by law.
Non-GAAP Financial Measures:
This press release includes certain non-GAAP financial measures. These financial measures include organic constant currency revenue growth, adjusted operating income, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted earnings, adjusted earnings per diluted share, debt to adjusted EBITDA, and net debt to adjusted EBITDA. These metrics are consistent with how the Company's chief operating decision maker ("CODM") evaluates segment results and makes strategic decisions about the business. Additionally, these non-GAAP financial measures provide information useful to investors in understanding our operating performance and trends, and to facilitate comparisons with the performance of our peers. Management also uses these measures internally to assess and better understand our underlying business performance and trends related to core business activities. The non-GAAP financial measures and key performance indicators we use, and computational methods with respect thereto, may differ from the non-GAAP financial measures and key performance indicators, and computational methods, that our peers use to assess their performance and trends.
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The presentation of these non-GAAP financial measures does not comply with U.S. GAAP. These non-GAAP financial measures should be viewed as supplemental in nature, and not as a substitute for, or superior to, our reported results prepared in accordance with GAAP. When non-GAAP financial measures are disclosed, the Securities and Exchange Commission's Regulation G requires: (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The presentation of these financial measures does not comply with U.S. generally accepted accounting principles ("GAAP"). For an explanation of these measures, with a reconciliation to the most directly comparable GAAP financial measure, see the Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures in the financial tables section above.
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